As filed with the Securities and Exchange Commission on October 26, 2026

File Nos. 33-499 and 811-4417

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933

Post-Effective Amendment No. 81

and

Registration Statement Under the Investment Company Act of 1940

Amendment No. 82

SHELTON FUNDS

(Exact Name of Registrant as Specified in its Charter)

1401 Lawrence Street, Suite 1550, Denver, CO 80202

(Address of Principal Executive Office)

(303) 228-8985

Registrant’s Telephone Number

STEPHEN C. ROGERS

1401 Lawrence Street, Suite 1550, Denver, CO 80202

(Name and Address of Agent for Service)

As soon as practicable after the effective date of this Amendment

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☐	on ______ pursuant to Rule 485(b)
☒	60 days after filing pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	on _______ pursuant to Rule 485(a)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Please Send Copy of Communications to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

3400 Walnut Street, Suite 700

Denver, CO 80205

Telephone: (303) 892-7381

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus	Subject to Completion	October 26, 2026

PROSPECTUS

[_________ __], 2026

[__] Index Fund – ETF Share Class Ticker Symbol: [TICKER]

The Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Fund is not a bank deposit and is not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC). The information contained in this Prospectus relates to the ETF Share Class of the Fund unless otherwise noted.

This Prospectus provides important information about the ETF Class shares of the [__] Index Fund (the “Fund”). The Fund’s ETF Class shares are listed and traded on a national securities exchange and, unlike mutual fund class shares, are not individually redeemable. In addition to ETF Class shares, the Fund offers one or more classes of mutual fund shares in a separate prospectus. An investment in the Fund’s ETF Class shares is not an investment in a mutual fund.

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[__] INDEX FUND – ETF Share Class, Ticker Symbol: [TICKER]

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the [__] Index®.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fees paid directly from your investment)	[TICKER]
Sales and Redemption Charges	[ ]%
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	[ ]%
Distribution (12b-1) Fees	None
Total Other Expenses[2]	[ ]%
Total Annual Fund Operating Expenses	[ ]%

(1)	The Fund's advisory agreement provides that Shelton Capital Management (“Shelton,” or the Adviser) will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, interest expenses, dividend and interest expenses related to short sales, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, certain compliance costs, costs of holding shareholder meetings, litigation and potential litigation and other extraordinary expenses such as merger and reorganization expenses, for example, not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, and commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

(2)	Shelton has contractually agreed to waive and/or reimburse each class of the Fund for any acquired fund fees and expenses incurred by the Fund in connection with the Fund’s investment in any exchange-traded funds advised or sub-advised by Shelton. These fee waiver and reimbursements for the Fund shall continue until modified or discontinued by the Fund’s Board of Trustees.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund’s ETF Class shares with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
[TICKER]	$[___]	$[__]	$[___]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2026, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

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Principal Investment Strategies

The [__] Index® includes 100 of the largest domestic and international non-financial companies listed on [___] based on market capitalization. [__], which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks comprising the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the [__] Index® (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the Index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. Companies included in the [__] Index range from [$___ billion to $___ billion in market capitalization as of DATE, 2026]. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts, which are a type of derivative. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund is classified as “diversified” as defined under the Investment Company Act of 1940, as amended, but may exceed the applicable diversification limits, solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the [__] Index®. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were always managed within the limits ordinarily applicable to a diversified management investment company. The Fund intends to maintain its equity holdings in approximately the same proportion as the [__] Index®. Shareholder approval will not be sought when the Fund exceeds the applicable diversification limits due solely to a change in the relative market capitalization or index weighting of one or more constituents of the [__] Index®.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause the Fund to underperform the overall stock market.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately track the performance of the Nasdaq-100 Index, the Fund will typically not take steps to reduce its market exposure.

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Concentration Risk. The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, the poor performance of the largest companies within the Index could result in the negative performance of the Index and the Fund. Additionally, the significant concentration of information technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the information technology sector will result in negative Fund performance.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment- level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Economic and Political Risks. These effects may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Derivatives Risk. Investing with derivatives, such as options, and equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to an ETF’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement or security certificate loss.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the Index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the Index, the Fund’s performance relative to the Index will change.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

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Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, technological developments such as artificial intelligence, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of global pandemics. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may do so in the future. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Tax Risks. The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its net investment income and net capital gains. If the Fund fails to qualify as a RIC or to satisfy the required distribution levels, the Fund would be subject to U.S. federal income tax at the Fund level, and distributions from the Fund could also be taxable to shareholders at applicable tax rates, which could materially reduce the Fund’s net assets and return. Even if the Fund qualifies as a RIC, Fund distributions generally will be taxable to shareholders at applicable U.S. federal income tax rates, whether shareholders receive them in cash or reinvest them in additional shares of the Fund. The Fund’s investments in securities of non-U.S. issuers may subject the Fund to foreign withholding and other foreign taxes on income, gains and proceeds, which may reduce the Fund’s return.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of the [ ] Index, a broad-based securities market index, and the [ ] Index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

[BAR CHART AND RELATED DISCLOSURE TO BE ADDED BY SUBSEQUENT AMENDMENT]

Best Quarter: [29.97% (Q2, 2020)]
Worst Quarter: [-22.40% (Q2, 2022)]
Year to Date Performance as of [9/30/2026: [ ]]

Date of Inception of Fund: 1/18/00

As of [___], the ETF Class shares of the Portfolio did not have any performance returns. Performance returns from March 7, 2022 to December 31, 2025 reflect the performance returns of the Portfolio’s Institutional Class shares and from January 1, 2016 to March 6, 2022 reflect past performance of the Fund’s Class K shares. The Institutional Class and the Class K shares are mutual fund class shares of the Fund that are not offered in this Prospectus. Returns for the ETF Class shares, Institutional Class, and Class K shares may vary due to differences in their expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/25)
[ ] Index Fund – ETF Share Class	1 year		5 years		10 years
ETF Class Shares: [TICKER]
Return Before Taxes	[ ]	%	[ ]	%	[ ]	%
Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%
[ ] Index	[ ]	%	[ ]	%	[ ]	%
[ ] Index	[ ]	%	[ ]	%	[ ]	%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

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Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers and Anthony Jacoby who have been the Fund’s portfolio managers since 2003, and 2022, respectively.

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at net asset value (“NAV”) only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with RFS Partners L.P., the Fund’s distributor (the “Distributor”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund. When spreads widen or premiums and discounts become larger than usual, particularly during times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the ETF’s shares when they buy or sell in secondary markets.

Individual shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on [EXCHANGE NAME] (“[     ]” or the “Exchange”) under the ticker symbol [TICKER].

Because the shares trade at market prices rather than NAV, shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

The Fund’s bid-ask spread, net asset value, market price, and premiums and discounts, will be disclosed on the Fund’s website at www.sheltoncap.com.

If you have questions or need assistance, you may call client services for Shelton Funds at (800) 955- 9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Tax Information. For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase the Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/ dealer, bank, or other financial institution or organization (each a “financial intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available the Fund over other funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

Investment Objectives and Principal Strategies

The [__] Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the [__] Index®.

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The [__] Index® includes 100 of the largest domestic and international non-financial companies listed on [__] based on market capitalization. [__], which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks comprising the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the [__] Index® (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the Index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. As of [DATE, 2026], companies included in [__] Index range from $[__] billion to $[__] billion in market capitalization. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton Capital Management will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund is classified as “diversified” as defined under the Investment Company Act of 1940, as amended, but may exceed the applicable diversification limits solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the [__] Index®. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were always managed within the limits ordinarily applicable to a diversified management investment company. The Fund intends to maintain its equity holdings in approximately the same proportion as the [__] Index®. Shareholder approval will not be sought when the Fund exceeds the applicable diversification limits status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the [__] Index®.

Additional Policies of the Fund

Temporary Defensive Positions. In certain market conditions, some or all of the Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the Fund might not be achieved.

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Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of the Fund will be achieved. The following includes some of the principal and non-principal risks involved in investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector-, industry-, or region-specific risks. There is more information about these and other risks in the Statement of Additional Information (SAI).

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline. If a bond held by the Fund is issued by a municipality that experiences significant financial difficulty that can potentially lead to bankruptcy or default, the Fund would be expected to lose value.

Concentration and Sector Risk. If holdings of the Fund are concentrated into a few companies or economic sectors, the fund may be more volatile than a more diversified Fund and in the event that the holdings perform poorly, the Fund may under-perform other investments that are less concentrated. The [__] Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, the poor performance of the largest companies within the Index could result in the negative performance of the Index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the information technology sector may result in negative Fund performance. Additionally, the significant concentration of consumer, non-cyclical stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the consumer, non-cyclical sector may result in negative Fund performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own. Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than anticipated, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by the Fund or that, if used, such strategies will be successful. Regulations may require the Fund buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

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Economic and Political Risks. These risks may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that last for many years. Some factors may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Equity Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by the Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Interest rate changes may occur suddenly and unexpectedly, and may be caused by a wide variety of factors including central bank monetary policy, inflation rates, and general economic conditions. The Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. The Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If the Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historic lows in many developed countries, including the United States, which increases the risk that interest rates will rise. In the United States, the Federal Reserve Board has already begun, and may continue, to raise interest rates. Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If the Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Manager Risk. Shelton’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment, and may not make timely purchases or sales of securities for the Fund; and the Fund’s investment objective may not be achieved. The Fund is subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Fund may be unable to recover any losses associated with such failures.

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Market Exposure Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent the Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause the Fund’s share price to fluctuate. An investment in the Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in the Fund’s share price. In the case of the Fund designed to track passively the performance of the associated index, the Fund does not intend to take steps to reduce its market exposure in any market.

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment- level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Portfolio Turnover. The Fund generally intends to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, Shelton needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to the Fund, such as commissions paid to brokers and other transaction costs. By selling a security, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher the Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect the Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-advantaged account, the distributions of capital gains may affect your after- tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, technological developments such as artificial intelligence, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of global pandemics. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to market volatility and may do so in the future. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

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Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit the Fund’s ability to trade those securities.

Risk of Investing in Other Investment Companies. The Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investment will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Stock Futures Risk. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. The Fund is not allowed to be leveraged, so the total value of the Fund’s futures position will be less than the value of un-invested assets of the Fund. Additionally, the fund does not typically purchase futures if the position after the purchase exceeds 5%. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Tax Risks. The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its net investment income and net capital gains. If the Fund fails to qualify as a RIC or to satisfy the required distribution levels, the Fund would be subject to U.S. federal income tax at the Fund level, and distributions from the Fund could also be taxable to shareholders at applicable tax rates, which could materially reduce the Fund’s net assets and return. Even if the Fund qualifies as a RIC, Fund distributions generally will be taxable to shareholders at applicable U.S. federal income tax rates, whether shareholders receive them in cash or reinvest them in additional shares of the Fund. The Fund’s investments in securities of non-U.S. issuers may subject the Fund to foreign withholding and other foreign taxes on income, gains and proceeds, which may reduce the Fund’s return.

Temporary Defensive Positions. In certain market conditions, some or all of the Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the Fund might not be achieved.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

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Valuation Risk. Some or all of the securities held by the Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that the use of these fair value procedures will always best represent the price at which the Fund could sell the affected portfolio security or result in a more accurate net asset value per share of the Fund.

Fund Organization and Management

Shelton Funds. Shelton Funds, a Delaware statutory trust (the “Trust”), is a family of 10 registered investment companies. The Trust has one fund with a Mutual Fund Class and ETF Share Class, eight funds with exclusively mutual fund classes, and one fund with exclusively ETF Shares. The Board of Trustees (the “Board” or the “Trustees”), consisting of four individuals, has primary responsibility for the oversight of the management of the Funds for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements.

Shelton Capital Management. The investment advisor for the Fund is Shelton Capital Management, 1401 Lawrence Street, Suite 1550, Denver, CO 80202. Shelton manages $[ ] billion of assets as of [DATE, 2026]. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the portfolio, Shelton receives a management fee from the Fund. For the fiscal year ended August 31, 2026, the fees, net of reimbursements, were 0.13% for the Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the Fund is available in the Fund’s Form N-CSR for the year ended August 31, 2026.

Anthony Jacoby, CFA, has been a portfolio manager for the Fund since January 1, 2022. Mr. Jacoby joined Shelton in 2017 and previously worked at Brown Brothers Harriman since 2013. Mr. Jacoby has a B.A. in Economics from the University of Colorado Boulder and a M.S. in Applied Mathematics from the University of Colorado Denver.

Stephen C. Rogers has been the portfolio manager for the Fund since 2003. Mr. Rogers joined Shelton in 1993 and serves as Chief Executive Officer of Shelton. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

How to Buy Shares

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or “APs”) may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, Creation Units, of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

A creation transaction, which is subject to acceptance by the Fund’s Distributor and the Fund, generally takes place when an AP deposits into the Fund’s designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

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The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

The Fund reserves the right to make redemptions of shares for cash.

[Shares of the Fund are listed for trading on NYSE Arca. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.] The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

Distribution and Shareholder Service (12b-1) Fees

[The Board has adopted] a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

[No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.]

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How Fund Shares are Priced

The share price (net asset value per share or NAV) for the Fund is normally calculated as of the scheduled close of trading on NYSE, generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Fund reserves the right to accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. If the Fund’s authorized agent receives your request in good order (as described below) before the time as of which the Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. The Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern Time. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Fund does not calculate its NAV. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares. For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value the Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board. The Board has appointed Shelton Capital Management to serve as the Fund’s “valuation designee” to make fair value determinations in accordance with the Fund’s Valuation Policies (“Valuation Policies”), subject to Board oversight.

Shelton Capital Management has established a Pricing Committee to fulfill its obligations as the Fund’s valuation designee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Redeeming a Creation Unit

Redemption Basket. The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Fund shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

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The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Fund’s shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Fund’s shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests. An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process. If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

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Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket. Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Other Important Policies Related to Buying and Selling Shares

Other Policies

Statements and Reports

Shareholders of the Fund will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the Internal Revenue Services (the “IRS”) if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website at www.sheltoncap.com.

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Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Fund at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Fund at 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. In addition, a broker may charge a commission to its customers on transactions in the Fund’s shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Fund, Shelton Capital Management, RFS Partners L.P. and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton Capital Management, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Fund on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.

Risks of Frequent Trading in Fund Shares

The Fund is intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of the Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of the Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause the Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or

●	Force the Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and

●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent the Fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade the Fund’s shares in an effort to benefit from their understanding of the value of these securities.

Disclosure of Portfolio Holdings

[The Board has adopted] a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

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Dividends and Taxes

Dividends.

Dividends of the Fund, if any, are generally declared and paid at least annually for the Fund. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Fund. The Fund’s distributions may be comprised of taxable ordinary income, taxable qualified dividends, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement account.

Shareholders of ETF Class shares of the Fund will generally receive cash distributions one or more business days after the cash payment date for the Fund’s mutual fund class shares. The timing difference is due to the exchange-traded structure of the ETF Class shares and applies to all ETFs, regardless of whether they are Multi-Class ETF Funds that also offer mutual fund class shares. After the distribution payments have been received, an ETF Class shareholder may reinvest such amounts in additional whole ETF Class shares automatically only if the broker through whom you purchased shares makes such option available. This is in contrast to the distributions for mutual fund class shares, which may be automatically reinvested in additional whole or partial mutual fund class shares at NAV. In addition, the record date for dividends on mutual fund class shares are expected to be one business day before the ex-dividend date, whereas due to exchange requirements, the record date for dividends on ETF Class shares are expected to be the ex-dividend date.

The overall period between the ex-dividend date and time of reinvestment of distributions received on ETF Class shares may equal four or more business days. During this period, the amount of an ETF Class shareholder’s distribution will not be invested in the Fund and will be held in a custodial account. Accordingly, such shareholder will not receive income or experience appreciation or depreciation on the amount of the dividend.

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Fund. As a shareholder, you are entitled to your share of the dividends your Fund earns. The Fund distributes substantially all of its dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Fund has paid during the previous year. After every distribution, the value of the Fund share drops by the amount of the distribution. If you purchase shares of one of the Fund before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes.

The following is a description of material U.S. federal income tax consequences of owning and selling shares of the Fund and of purchasing or redeeming Creation Units. The following information is a general summary of U.S. federal income tax consequences of investments in the Fund, but it does not describe all the U.S. federal income tax considerations that may be relevant to a decision of whether to invest in the Fund.

This discussion applies only to persons who are beneficial owners of shares for U.S. federal income tax purposes and who hold their shares as capital assets. This discussion is based upon the Code, administrative guidance thereunder, and judicial decisions as of the date hereof, all of which is subject to change, possibly with retroactive effect. This discussion does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences

Except where otherwise stated (see “Foreign Shareholders” and “Shares Held Through Foreign Accounts”, below), this discussion only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	Corporations (and other entities classified as corporations for U.S. federal income tax purposes) organized in the United States or under the law of the United States or any state;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

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This discussion does not address issues of significance to U.S. persons in special situations including but not limited to (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) insurance companies (vi) dealers in securities and broker-dealers, (vii) entities not organized under the laws of the United States or a political subdivision thereof, (viii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (ix) shareholders who are subject to the U.S. federal alternative minimum tax or to the U.S. Federal corporate minimum tax, (x) shareholders that are regulated investment companies or real estate investment trusts, and (xi) shareholders that are pass-through entities. If a pass-through entity (including for this purpose any entity treated as a disregarded entity, a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the entity will generally depend upon the status of the owner and the activities of the entity.

For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “FEDERAL INCOME TAXES.”

All persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

Taxation of the Fund

The Fund expects to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund will not be subject to U.S. federal income tax in general. This discussion assumes that the Fund will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of the Fund is generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders.

In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December.

Distributions of net capital gains that are properly reported by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains regardless of how long the shares of the Fund are held. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. Certain distributions from the Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at long-term capital gains rates so long as certain holding period and other requirements are met. Shareholders that are domestic C corporation may be able to take a dividends-received deduction for 50% of the dividends they receive from the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period requirements (for both the Fund and the relevant shareholder) and debt-financing limitations.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less and from transactions in section 1256 contracts. The Fund may realize ordinary income from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources. The term “Section 1256 contract” refers to regulated future contracts, foreign currency contracts, non-equity options, debt options, dealer equity options, and certain other options. The Fund’s investments in Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (with certain exceptions).

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The Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Distributions or earnings made shortly after a shareholder purchases shares of the Fund will be taxable even when such distribution is in effect a return of capital because the distributions were earned by the Fund prior to the shareholder’s investment. An investor can avoid this result by investing soon after the Fund has paid a dividend.

Distributions made by the Fund to shareholders who own their shares through tax-qualified retirement accounts are generally not taxable. Distributions from such accounts are subject to special tax rules.

Sales of Exchange-Listed Share

A shareholder who sells shares of the Fund generally will recognize a capital gain or a capital loss equal to the difference between the amount received and the shareholder’s aggregate adjusted basis in the shares sold. Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. The deductibility of capital losses is limited under the Code.

Any loss realized on a disposition of shares may be disallowed under “wash sale” rules to the extent that the shares sold are replaced with other substantially identical shares within a period of 61 days beginning 30 days before the shares are sold, such as pursuant to a dividend reinvestment in other shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The Fund’s shareholders exchanging securities should consult their tax advisor concerning whether the wash sale rules apply and when a loss might be deductible.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss on the exchange equal to the difference between (i) the market value of the Creation Units at the time of the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays, unless the exchange has been structured to qualify as a tax-deferred contribution to a controlled corporation under Section 351 of the Code. Authorized Participants exchanging equity securities for Creation Units should consult their tax advisor concerning the tax treatment of the exchange and the character of any resulting gain or loss.

An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received (generally equal to the difference between the NAV of the shares being redeemed and the value of the securities). The IRS, however, may assert that any loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss is deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

See “FEDERAL INCOME TAXES-Cost Basis Reporting” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the IRS.

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Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by the Fund, although it is possible the Fund may be able to elect to pass through foreign tax credits or deduction to its shareholders. The Fund makes no assurances regarding its ability or willingness to elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds threshold amounts. Net investment income includes distributions paid by the Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares in each case net of deductions properly allocable to such income. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

Backup Withholding

The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to a shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% under current law. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

Taxation of Foreign Shareholders

This section applies only to Foreign Shareholders. A “Foreign Shareholder” is a foreign beneficial owner of shares of the Fund that, for U.S. income tax purposes, is a non-residents alien individual, a foreign corporation, a foreign trust or a foreign estate. This section does not apply, however, to Foreign Shareholders subject to special tax rules, such as: former U.S. citizens and residents and expatriated or inverted entities; a non-resident alien individual present in the United States for 183 days or more in a taxable year; a controlled foreign corporation, passive foreign investment company, or a foreign government; or a Foreign Shareholder whose income from the Fund is effectively connected with a U.S. trade or business of the Foreign Shareholder or, if a U.S. income tax treaty applies, is attributable to a U.S. permanent establishment of the Foreign Shareholder as determined under such treaty.

Distributions of “investment company taxable income” received by a Foreign Shareholder from the Fund (whether or not reinvested in shares of the Fund) will be subject to U.S. federal withholding tax at a 30% rate (or lower applicable treaty rate), except that such distributions properly reported as short-term capital gain dividends or interest-related dividends will be exempt from U.S. withholding tax.

A Foreign Shareholder in the Fund also is generally not subject to U.S. federal income tax on capital gain dividends or on amounts retained by the Fund that are properly reported as undistributed capital gains, and is not subject to U.S. federal income taxation on any gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund. As described in the SAI, special rules would apply to foreign shareholders if shares of the Fund were to constitute “U.S. real property interests” (“USRPIs”) as defined in the Code, or, in certain cases, if the Fund’s distributions are attributable to gain from the sale or exchange of a USRPI.

Information returns may be filed with the IRS reporting certain payments on shares of a Foreign Shareholder or proceeds from a sale or redemption of the Foreign Shareholder’s shares of the Fund.

Foreign Shareholder may be subject to backup withholding on such payments unless the Foreign Shareholder certifies its non-U.S. status under penalties of perjury or otherwise establishes an exemption from backup withholding. Amounts withheld as backup withholding from a Foreign Shareholder generally may be refunded or credited against the Foreign Shareholder’s U.S. federal income tax liability if certain required information is timely furnished to the IRS.

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To qualify for the exemption from U.S. withholding taxes on interest-related dividends or short-term capital gain dividends, or for a reduced rate of withholding taxes under an income tax treaty on distributions from the Fund, or an exemption from backup withholding due to its status as a non-U.S. person, a Foreign Shareholder must generally deliver to the withholding agent a properly executed form (generally, an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable). To claim a refund of any backup withholding taxes or any Fund-level taxes imposed on undistributed net capital gains, a Foreign Shareholder must obtain a taxpayer identification number and file a U.S. federal income tax return.

Shares Held Through Foreign Accounts

Under provisions of the Code commonly referred to as “FATCA”, the Fund must withhold 30% of certain distributions it pays to foreign shareholders that fail to meet prescribed information reporting or certification requirements or, in certain cases, fail to agree with the IRS to undertake certain diligence, reporting and withholding requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides required certifications on a valid IRS Form W-9 or applicable Form W-8, respectively. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status as either exempt from, or compliant with, FATCA to avoid FATCA withholding. A more complete description of FATCA can be found in the SAI. Investors who invest through a foreign entity should consult their tax advisors concerning documentation necessary to establish an exemption from, or compliance with, FATCA in connection with investing in the Fund.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local or foreign taxation on Fund distributions, and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur. For more information concerning the U.S. federal income tax treatment of owning, selling and redeeming shares of the Fund, see the discussion in the SAI under “FEDERAL INCOME TAXES”.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

Multi-Class ETF Fund Structure

The Adviser and the Trust, on behalf of its series, have received an exemptive order from the SEC that permits each series of the Trust to offer one class of exchange-traded shares that operates as an exchange-traded fund (an “ETF”) and one or more mutual fund share classes (each such fund, a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund class shares are purchased and redeemed at the Multi-Class ETF Fund’s net asset value next determined after receipt of the order. The Fund’s ETF Class shares are described in this prospectus. In addition to the ETF Class shares, the Fund also offers various mutual fund class shares in a separate prospectus.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund class shares and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class shares of a Multi-Class ETF Fund (i.e., as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of the mutual fund class, as well as costs due to cash drag associated with the fund holding the cash necessary to satisfy redemptions of the mutual fund class shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund is required to comply with certain requirements of Rule 6c-11 under the 1940 Act in order to permit ETF operations, which are requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of its holdings, which has the potential to make the fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, a Multi-Class ETF Fund may not have the same flexibility to close to new purchases.

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The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that the Adviser and the Board focus on these potential issues on an initial and ongoing basis. The conditions include that the Board, and a majority of the independent trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. The Adviser shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and the Multi-Class ETF Fund as a whole due to the structure, the appropriateness of the Multi-Class ETF Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

Financial Highlights:

The financial highlights table is intended to help you understand the Fund’s performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table will represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information will be audited by [ ], the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements will be included in the Annual Report, are available upon request.

[FINANCIAL HIGHLIGHTS TO BE PROVIDED BY SUBSEQUENT AMENDMENT]

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Learn More

This Prospectus contains important information on the Fund and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The Statement of Additional Information (“SAI”) provides more detailed information about the Fund. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

How to Obtain Additional Information

You may obtain a copy of the SAI, the Fund’s annual and semi-annual reports to shareholders, and other information such as the Fund’s financial statements, free of charge by calling the Fund at (800) 955-9988, by accessing the Fund’s website at www.sheltoncap.com, or by emailing the Fund at info@sheltoncap.com.

The Fund’s reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-04417

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Notice of Privacy Policy

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND THE SHELTON FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	N/A
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	N/A
For non-affiliates to market to you	No	N/A

WHO WE ARE
Who is providing this notice?	Shelton Capital Management
WHAT WE DO
How does Shelton Capital Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Shelton Capital Management collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. [See below for more on your rights under state law.]

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DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Shelton Capital Management does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● Shelton Capital Management does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

●	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.
●	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.
●	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

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The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary SAI	Subject to Completion	October 26, 2026

SHELTON FUNDS

1401 Lawrence Street, Suite 1550 Denver, CO 80202

(800) 955-9988

Statement of Additional Information – [         ], 2026

Ticker Symbol
[____] Index Fund – ETF Share Class	[TICKER]

This Statement of Additional Information (“SAI”) is not a Prospectus, but provides additional information regarding the ETF Share Class of the [__] Index Fund (the “Fund”). The Fund is a separate series of Shelton Funds, a Delaware statutory trust. This SAI should be read in conjunction with the Fund’s Prospectus dated [ ], 2026, which is incorporated by reference into this SAI. The Fund’s Prospectus and most recent Annual Report may be obtained at no charge by visiting www.sheltoncap.com, or contacting the Fund at the address or telephone number shown above. This SAI contains additional and more detailed information about the Fund’s operations and activities than the Prospectus.

As of the date of this SAI, the ETF Class shares of the Fund have not yet commenced operations. In addition to ETF Class shares, the Fund offers share classes that are not exchange-traded and that operate as mutual funds (the “Mutual Fund Class”). A separate prospectus and statement of additional information provides information about such Mutual Fund Class shares of the Fund. An investment in the Fund’s ETF Class shares is not an investment in a mutual fund.

The description of investment policies and limitations that appears in this SAI and the Prospectus does not impose a contractual duty on the Fund or its investment advisor to comply with those policies and limitations, and no express or implied contract is created among the Fund and its shareholders by virtue of those shareholders having made an investment in the Fund or having received this SAI or the Prospectus. Furthermore, while the Trust may enter into contracts with third parties to manage the Fund’s assets and provide other services, as described in this SAI and the Prospectus, Shelton Funds, and each such third party are the sole intended beneficiaries of those contracts, and the Fund’s shareholders are not third party beneficiaries of those contracts.

About Shelton Funds

Shelton Funds is an open-end management investment company organized as a Delaware statutory trust (the “Trust”). The Trust issues its shares of beneficial interest with no par value in different series, each known as a “Fund.” Shares of the Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares.

The Trust originally was organized as two separate Massachusetts business trusts formed by Declarations of Trust dated September 11, 1985, as subsequently amended, and was reorganized into a single Delaware statutory trust after the close of trading on December 29, 2006. The Trust was renamed Shelton Funds on November 22, 2011.

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either “diversified” or “non-diversified.” The Fund is classified as “diversified”. The Trust is a family of 10 registered investment companies, one fund with a Mutual Fund Class and ETF Share Class, eight funds with exclusively mutual fund classes, and one fund with exclusively ETF Shares. The Board of Trustees (the “Board” or the “Trustees”), consisting of four individuals, has primary responsibility for the oversight of the management of the Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements.

Description of Investment Securities and Portfolio Techniques

Lending Portfolio Securities

The Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 105% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’, borrowers’, administrative, and custodial fees in connection with a loan of its securities. Shelton Capital Management will review and monitor the creditworthiness of such borrowers on an ongoing basis.

The dollar amounts of income and fees/compensation related to the Fund’s securities lending activities for the fiscal year ended August 31, 2026 were as follows:

Fund	The Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$[__]
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$[__]
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$[__]
Administrative fees not included in revenue split	—
Indemnification fees not included in revenue split	—
Rebates paid to borrowers	$[__]
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities	$[__]
Net income from securities lending activities	$[__]

Index Futures Contracts

The Fund may enter into agreements to “buy” or “sell” an index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index’s value are settled in cash. The cash settlement amounts are based on the difference between the index’s current value and the value contemplated by the contract. An option on an index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most index futures contracts are based on broad-based common stock indices, such as the S&P 500 Index and the S&P 500 MidCap Index, both registered trademarks of Standard & Poor’s Corporation. Other broad-based indices include the Standard & Poor’s 100 Stock Index, and The Nasdaq-100 Index.

Additionally, the Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Shelton Capital Management expects that futures transactions for the Fund will typically involve contracts based on the [__] Index. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. The Fund’s investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while the Fund’s futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is possible that, in the case of hedging transactions, the price changes of the Fund’s futures positions will not match the price changes of the Fund’s other investments. Other factors that could affect the correlation of the Fund’s futures positions with its other investments are discussed below.

Futures Margin Payments: When the purchaser and seller of a futures contract enter into a contract, both are required to deposit “initial margin” with a futures broker (known as a “futures commission merchant,” or “FCM”). Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers. Shelton Capital Management will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Fund does business.

Limitations on Index Futures Transactions: The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

Shelton Capital Management intends to follow certain other limitations on the Fund’s futures activities. Under normal conditions, the Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and (ii) the current value of the indexes or other instruments underlying the Fund’s other futures positions would exceed 20% of the Fund’s total assets. In addition, the Fund does not intend to enter into futures contracts that are not traded on exchanges or Boards of trade.

The above limitations on the Fund’s investments in futures contracts, and the Fund’s policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

The Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if the Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. The Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index’s activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies, the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer.

When the Fund wishes to sell securities, it may sell index futures contracts to hedge against stock market declines until the sale can be completed. For example, if Shelton Capital Management anticipated a decline in common stock prices at a time when the Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract’s value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract’s value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

Correlation of Price Changes: As noted above, price changes of the Fund’s futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities the Fund invests in. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund’s return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the futures contract to track its index accurately could hinder the Fund in the achievement of its objective.

Index futures contract prices can also diverge from the prices of their underlying indexes: Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the stock markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

Liquidity of Futures Contracts: Because futures contracts are generally settled on trade date, compared with a settlement period of up to three days for equity securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of potential consequences.

Securities of Other Investment Companies – Closed End Funds and ETFs

The Fund may purchase shares of closed-end funds and ETFs. Unlike open-end investment companies, closed-end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value. ETFs are traded on national exchanges similar to individual stocks. While a fund may offer to redeem at NAV, this feature is not available to anyone owning an ETF, except authorized participants. Applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) require that the Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by the Fund in excess of 1% of the company’s total outstanding shares be deemed illiquid), or (ii) the Fund not invest more than 5% of its total assets in any one investment company and the investment company not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, the Fund bears its ratable share of that investment company’s expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

Investment Restrictions

Fundamental Investment Policies

1.	Except as noted with respect to the Fund, the Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. The Fund may not: 1.Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Fund) of the Fund’s total asset value. However, the Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Fund currently does not intend to utilize reverse repurchase agreements, but may do so in the future.)

2.	Except as required in connection with permissible futures contracts, buy any securities on “margin” or sell any securities “short,” except that it may use such short-term credits as are necessary for the clearance of transactions.

3.	Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, (b) to the extent the entry into a repurchase agreement may be deemed a loan, or (c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

4.	Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5.	With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund’s total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate).

6.	Purchase securities from or sell to the Trust’s officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust’s officers, Trustees, or investment advisor own beneficially more than ½ of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Fund).

7.	Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

8.	Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information.

9.	Invest in companies for the purpose of exercising control or management.

10.	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

11.	Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

12.	Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate). The Fund may exceed this limitation and will invest in proportion to the underlying index.

13.	Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

Non-Fundamental Investment Policies

In addition, the Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. The Fund may not:

1.	Engage in short sales of securities.

2.	Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund’s net assets. Included in such amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York Stock Exchange (the “NYSE”) or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

3.	Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

Other than with respect to Number 11 above (illiquid securities), if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Temporary Defensive Positions

In certain market conditions, some or all of the Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this SAI, this has never happened; but if it were to occur, the investment goals of the Fund might not be achieved.

Disclosure of Portfolio Holdings

[The Board has adopted] a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities (as defined below) is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Occasionally, certain third parties—including the Fund’s service providers, independent rating and ranking organizations, intermediaries that distribute the Fund’s shares, institutional investors and others—request information about the Fund’s portfolio holdings. The Fund’s policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose for the Fund to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be in form and substance acceptable to the Fund’s Chief Compliance Officer, who must approve any new disclosure arrangements in advance. In situations where the Fund’s policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Fund or Shelton Capital Management may express their views orally or in writing on one or more of the Fund’s portfolio securities or may state that the Fund has recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings disclosed on its website. Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Fund’s portfolio securities, the Fund may disclose one or more of its securities. The Fund has not entered into formal nondisclosure agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who Shelton Capital Management believed was misusing the disclosed information.

Shelton Capital Management provides investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe Shelton Capital Management or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Trustees and Officers

The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The Trustees appoint the officers of the Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below.

Qualifications of Independent Trustees

Individual Trustee qualifications are noted in the table below. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

●	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Fund, including legal, accounting, the financial industry and the investment industry.

●	No conflicts which would interfere with qualifying as independent.

●	Appropriate interpersonal skills to work effectively with other Independent Trustees.

●	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.

●	Diversity of background.

TRUSTEES
Name, Address, and Year of Birth	Positions Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Director During Past 5 Years	Experience
Independent Trustees
Kevin T. Kogler*, 1966	Trustee	Since 2006	Director MicroBiz AM LLC, (June 2015 to present); President & Founder of MicroBiz, LLC (2012 to present); Principal, Robertson Piper Software Group, (2006 to 2012); Senior Vice President, Investment Banking, FBR Capital Markets (2003 to 2006).	21	SCM Trust	Experience in investment banking and technology industry. M.B.A.

Stephen H. Sutro*, 1969	Trustee	Since 2006	Managing Partner, San Francisco, Duane Morris LLP (law firm), (2014 to present); Partner, Duane Morris LLP (2003 to 2014).	21	SCM Trust	Service on Boards for nonprofit organizations, J.D.

Marco L. Quazzo*, 1962	Trustee	Since 2014	Principal, Bartko Zankel Bunzel & Miller, (March 2015 to present); Partner, Barg Coffin Lewis & Trapp LLP (law firm), (2008 to March 2015).	21	SCM Trust	Experience with risk management for mortgage banks, investment banks, and real estate investment trusts, J.D.
Interested Trustee[1]
Stephen C. Rogers*, 1966	President, Trustee, and Chairman of the Board	Since 1999	Portfolio Manager, Shelton Capital Management (“Shelton”), (2003 to present); Chief Executive Officer, Shelton, (1999 to present) Secretary (1999 to November 2012).	21	SCM Trust	Portfolio management and operations experience, MBA.

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Gregory T. Pusch*, 1966	Chief Compliance Officer and Secretary	Since 2017	Global Head of Risk & Compliance, Matthews Asia 2015-2016; Head of Legal & Regulatory Compliance/CCO HarbourVest Partners, 2012-2015; SVP, CCO, Pyramis Global Advisors, 2007-2011

Derek Izuel*, 1968	Treasurer	Since 2026	CIO and Portfolio Manager, Shelton Capital Management 2022 to present; Managing Partner, Vitruvian Capital Management 2018-2022.

[1]	Basis of Interestedness. Stephen C. Rogers is affiliated with Shelton Capital Management, which is the investment advisor of Fund.

*	The address of each Trustee and Officer is: 1401 Lawrence Street, Suite 1550, Denver, Colorado 80202.

**	Each Trustee serves an indefinite term, until such Trustees’ successor is elected and appointed, or such Trustee resigns or is deceased. The officers of the Trust are appointed by the Board of Trustees and shall serve until such officer’s resignation or removal.

The Board met four times during the fiscal year ended August 31, 2026. Currently, the Board has an Audit Committee. The responsibilities of the committee and its members are described below.

Board Leadership Structure and Standing Board Committees

Stephen C. Rogers currently serves as the chairman of the Board and has served in such capacity since 1999. Of the Board’s four members, Stephen C. Rogers is the only member who is an “interested person” as that term is defined in the Investment Company Act.1 The remaining members are independent trustees. The independent trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Fund’s Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent trustee may serve as an officer or employee of a fund. The Board has also established an Audit Committee, as described below. The Audit Committee is comprised solely of independent trustees. The Board believes that the current leadership structure, with independent trustees filling all but one position on the Board is appropriate and allows for independent oversight of the Fund.

Audit Committee: The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Quazzo, Kogler, and Sutro). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditor’s certifications; and (4) review with such independent auditors the adequacy of the Fund’s basic accounting system and the effectiveness of the Fund’s internal accounting controls. During the fiscal year ended August 31, 2026, there were four meetings of the Audit Committee.

Risk Oversight by the Board

As previously described, the Board oversees the management of the Fund and meets at least quarterly with management of Shelton Capital Management to review reports and receive information regarding Fund operations. Risk oversight relating to the Fund is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described in the previous section, the Board’s Audit Committee assists the Board in overseeing various types of risks relating to the Fund. The Board receives regular reports from the Audit Committee regarding the committee’s areas of responsibility and, through those reports and its regular interactions with management of Shelton Capital Management during and between meetings, analyzes, evaluates, and provides feedback on Shelton Capital Management’s risk management processes. In addition, the Board receives information regarding, and has discussions with senior management of Shelton Capital Management about, Shelton Capital Management’s enterprise risk management systems and strategies. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation Table

As shown in the following table, the total annual Trustee fees allocated to the Trust are equally divided between each series within the Trust and paid to the Trustees who are not affiliated with Shelton Capital Management. Each series of the fund complex, including each of the 10 series of the Trust, paid $6,316 in Trustee fees this year. The table provides information regarding the Fund as of August 31, 2026.

Name/Position	Aggregate Compensation from Fund	Pension or Estimated retirement benefits accrued as Part of a Fund’s expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex paid to Trustee*
Stephen C. Rogers	None	None	None	None
President & Trustee

Kevin T. Kogler	$6,316	None	None	$40,000
Trustee

Stephen H. Sutro	$6,316	None	None	$40,000
Trustee

Marco L. Quazzo	$6,316	None	None	$40,000
Trustee

* The Fund Complex includes all series of the Trust, currently 9, and any other investment companies for which any Trustee serves as trustee for and for which Shelton Capital Management provides investment advisory services (currently 20 funds, and 0 funds, respectively).

Dollar Range of Fund shares beneficially owned in the Fund as of December 31, 2026:

[__] Index Fund
Stephen C. Rogers	[ ]

Marco Quazzo	[ ]

Kevin T. Kogler	[ ]

Stephen H. Sutro	[ ]

Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2026:

Shelton Capital
Management
Funds
Stephen C. Rogers	[ ]
Marco Quazzo	[ ]
Kevin T. Kogler	[ ]
Stephen H. Sutro	[ ]

Code of Ethics

The Trust and Shelton Capital Management have each adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder (and Rule 204A-1 under the Investment Advisers Act of 1940, as amended). RFS Partners, LP fulfills its obligations utilizing employees of Shelton Capital Management all of whom are subject to the Code of Ethics. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents $2,000, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by the Fund (except the Index Funds) (ii) have been purchased or sold by the Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or Shelton Capital Management on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

The Board of Trustees of the Trust has delegated to Shelton Capital Management the authority to vote proxies of companies held in the Fund’s portfolio. Shelton Capital Management has entered into a proxy service agreement with Institutional Shareholder Services, Inc. (“ISS”) and intends to apply ISS’ pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

Shelton Capital Management recognizes that an investment advisor is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment advisor’s duty of loyalty requires an advisor to vote proxies in a manner consistent with the best interest of its clients and precludes the advisor from subrogating the clients’ interests to its own. In addition, an investment advisor voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with Shelton Capital Management, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders and have determined that entry into a third-party proxy services agreement is in the best interest of the Trust and its shareholders. The Board will review its determination at least annually.

Shelton Capital Management seeks to avoid material conflicts of interest by voting in accordance with an independent third-party’s pre-determined written proxy voting guidelines (the “Voting Guidelines”). These Voting Guidelines vote proxies in an objective and consistent manner across client accounts, based on internal and external research performed by ISS without consideration of any client relationship factors. Further, Shelton Capital Management may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Shelton Capital Management’s or ISS’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between Shelton Capital Management and the Fund are referred to the Fund’s Board of Trustees. Specifically, Shelton Capital Management will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of Shelton Capital Management’s conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, Shelton Capital Management will abstain from voting the securities held by the Fund.

With regard to voting proxies of foreign companies, Shelton Capital Management weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Shelton Capital Management seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, Shelton Capital Management recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, Shelton Capital Management generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. Shelton Capital Management believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, Shelton Capital Management generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, Shelton Capital Management generally votes in accordance with management on issues that, at Shelton Capital Management’s sole discretion, it believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of the investment.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2026 is available (1) by calling the Fund at (800) 955-9988 or by emailing the Fund at info@sheltonfunds.com, or (2) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER BENEFICIAL OWNERSHIP

Generally, a shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to “control” that fund, as defined by the 1940 Act. Such control may affect the voting rights of other shareholders. As of the date of this SAI, ETF Class shares of the Fund have not commenced operations and information regarding beneficial ownership information is not yet available.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

Pursuant to the Investment Advisory Agreement dated January 1, 2007, between the Trust on behalf of the Fund and Shelton Capital Management, a California limited partnership, (the “Agreement”), Shelton Capital Management serves as the investment advisor to the Fund. Shelton Capital Management is controlled by a privately held partnership, RFS Partners, LP, which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

Pursuant to the Agreement, Shelton Capital Management supplies investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of the Fund are executed. Shelton Capital Management’s activities are subject to review and supervision by the Trustees to whom Shelton Capital Management renders periodic reports of the Fund’s investment activities.

The Fund pays for its own operating expenses and for its share of the Trust’s expenses not assumed by Shelton Capital Management, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with Shelton Capital Management, and its pro rata portion of premiums on the fidelity bond covering the Fund.

For Shelton Capital Management’s services, the Fund pays a monthly fee computed at the annual rates shown in the table below:

Fund	Management Fee per annum	Range of average daily net assets of the Fund
[__] Index

The following fees were paid to Shelton Capital Management:

For the fiscal year ended August 31, 2024:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
[__] Fund	3,928,312	(1,933,149)	1,995,163

For the fiscal year ended August 31, 2025:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
[__] Fund	4,667,233	(2,280,752)	4,667,233

For the fiscal year ended August 31, 2026:

Fund	Fee	Reimbursement	Net to Shelton Capital Management
[__] Fund	[__]	[__]	[__]

The Agreement is currently in effect for a one year term, and will be in effect thereafter only if it is renewed for the Fund for successive periods not exceeding one year by (i) the Board of Trustees of the Trust or a vote of a majority of the outstanding voting securities of the Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

The Agreement may be terminated without penalty at any time by the Trust with respect to the Fund (either by the applicable Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares). The Agreement may also be terminated by Shelton Capital Management with 60- days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Shelton has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed the amounts described below.

Name of Fund	Ticker	Expense limitation through January 1, 202[ ]
[ ]	[ ]	[ ]%

The agreement (the “Expense Agreement”) with respect to the Fund shall continue until January 1, 202[ ]. This agreement may only be terminated or modified with the approval of the Board of Trustees of the Fund. Shelton will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such recapture is subject to the review and approval of the Fund’s Board of Trustees.

In addition, Shelton has contractually agreed to waive and/or reimburse each class of the Fund for any acquired fund fees and expenses incurred by the Fund in connection with the Fund’s investment in any exchange-traded funds advised or sub-advised by Shelton. The fee waiver and reimbursements for the Fund shall continue until modified or discontinued by the Fund’s Board of Trustees.

Administrative Services

Pursuant to the Fund Administration Servicing Agreement, Shelton Capital Management (“Administrator”) also serves as the Fund’s Administrator. The Administrator is responsible for handling the administrative requirements of the Fund and, as compensation for these duties, receives fees of 0.10% on the first $500 million in combined assets of the Trust, 0.08% on the next $500 million in combined assets of the Trust, and 0.06% on the Trust combined assets over $1 billion. For the most recent three fiscal years ended August 31, the Shelton Funds paid Shelton Capital Management the following fees for services as Administrator: $1,991,193 (2024), $2,300,247 (2025), and $[____] (2026).

Restated Distribution and Services Plan

[The Board has adopted] a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

[No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.]

Portfolio Managers

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Messrs. Rogers and Jacoby managed as of August 31, 2026:

Stephen C. Rogers

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance- Based	Assets Managed for which Investment Advisory Fee is Performance- Based
Registered Investment Companies	[__]	$ [___]	—	$—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Anthony M. D. Jacoby

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance- Based	Assets Managed for which Investment Advisory Fee is Performance- Based
Registered Investment Companies	[__]	$ [___]	—	$—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

Portfolio Manager Securities Ownership

Except as otherwise noted, the table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of the Fund, as of August 31, 2026.

[__] Index Fund
Stephen C. Rogers	Above $100,000

Anthony M.D. Jacoby	$10,001-$50,000

Potential Conflicts

Individual portfolio managers may manage multiple accounts. Shelton Capital Management manages potential conflicts between the Fund and other accounts through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. Shelton Capital Management has developed trade allocation systems and controls to help ensure that no one account, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities.

Compensation

Compensation of portfolio managers of Shelton Capital Management includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the success of Shelton Capital Management rather than that of any one individual. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. Some of the portfolio managers also participate in equity ownership of Shelton Capital Management. Each element of compensation is detailed below:

Base Salary: Portfolio managers are paid a fixed base salary that is intended to be competitive in light of each portfolio manager’s experience and responsibilities.

Bonus: Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, full-time employees of Shelton Capital Management with sufficient tenure participate in an annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Incentive Compensation: The portfolio managers may receive incentive compensation based on revenue, or in relation to certain new sales of Funds or of sub-scale Funds.

Partnership interests: In the past Shelton Capital Management has made partnership interests available in its general partner, RFS Partners to employees of Shelton Capital Management. Portfolio Managers have participated in these offerings by purchasing interests in the partnership. Partnership interests may provide pass-through income of the firm’s profits and annual cash distributions based on each Partner’s proportionate profit sharing interest. Distributions are generally determined based on considerations of Shelton Capital Management’s working capital requirements and on estimated tax liabilities associated with the pass-through income.

Employee Benefit Program: portfolio managers participate in benefit plans and programs available generally to all employees, which includes a 401K plan and optional company matching provisions.

The above information regarding compensation of portfolio managers is current as of December 12, 2025.

Other Service Providers

Principal Underwriter. RFS Partners, a California limited partnership, is located at 1401 Lawrence Street, Suite 1550, Denver, CO 80202 and is the principal underwriter of the Fund’s shares under an underwriting agreement with the Fund, pursuant to which RFS Partners agrees to act as the Fund’s distribution agent. The Fund’s shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of Shelton Capital Management. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a co-trustee.

During the fiscal year ended August 31, 2026, the below compensation was paid by the Fund to RFS Partners, L.P. (the “Distributor”):

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
RFS Partners, LP	$0	$0	$0	$40,500

[1]	The Trust pays compensation to the Distributor at an annual rate of $4,500 per Fund for services.

Transfer Agent and Fund Accounting Agent. State Street Bank and Trust Company, located at 1 Congress Street, Boston, MA 02114, acts as the shareholder servicing agent for the Fund and acts as the Fund’s Transfer Agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping. Because the Fund has not yet commenced operations as of the date of this SAI, the Fund paid no fees to the Transfer Agent. Paralel Technologies LLC, located at 1700 Broadway, Suite 2100, Denver, CO 80290, acts as the Fund’s Fund Accounting Agent.

Custodian. State Street Bank and Trust Company (“the Custodian”), 1 Congress Street, Boston, MA 02114, serves as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distribution on account of the Fund’s securities and (v) makes periodic reports to the Trustees of each Trust concerning the Fund’s operations. As Foreign Custody Manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, is the independent registered public accounting firm for the Trust, subject to annual appointment by the Board of Trustees. Cohen & Company, Ltd., conducts an annual audit of the Fund’s annual financial statements. Cohen & Company Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services for the Fund.

Counsel. Davis Graham & Stubbs LLP, located at 3400 Walnut Street, Suite 700, Denver, CO 80205 serves as Independent Legal Counsel to the Independent Trustees and counsel to the Trust.

Policies Regarding Broker-Dealers used for Portfolio Transactions

Decisions to buy and sell securities for the Fund, assignment of its portfolio business, and negotiation of commission rates and prices are made by Shelton Capital Management. It is the Fund’s policy to obtain the “best execution” available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Fund are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Fund will generally incur few or no brokerage costs. These dealers are compensated through the principal “spread,” and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

In order to obtain additional research and brokerage services on a “soft dollar” basis, and in order to obtain other qualitative execution services that Shelton Capital Management believes are important to best execution, Shelton Capital Management may place over-the-counter (“OTC”) equity transactions and/or place fixed-income transactions with specialized broker-dealers with which they have a “soft dollar” credit arrangement, and that execute such transactions on an agency basis (“Brokers”). When Shelton Capital Management uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, Shelton Capital Management takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. Shelton Capital Management will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, Shelton Capital Management uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Fund where the total cost is, in Shelton Capital Management’s opinion, reasonable, but not necessarily the lowest total cost available.

In selecting broker-dealers and in negotiating commissions, Shelton Capital Management generally considers, among other things, the broker-dealer’s reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. Shelton Capital Management considers such information, which is in addition to and not in lieu of the services required to be performed by Shelton Capital Management under the Agreement, to be useful in varying degrees, but of indeterminable value.

The Fund may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, Shelton Capital Management believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31 of each year shown, the commissions paid by the Fund are as follows:

	2024	2025	2026
[__] Fund	82,480	105,489	[__]

Voting Rights

The Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for a specific Fund or for the Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

Additional Information Regarding Purchases and Redemptions of Fund Shares

Purchase Orders

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Fund’s Distributor (“Authorized Participants” or “APs”) may acquire shares directly from the Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks (“Creation Units”) of shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in this SAI.

A creation transaction, which is subject to acceptance by the Fund’s Distributor and the Fund, generally takes place when an AP deposits into the Fund’s designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, the Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

The Fund charges APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

The Fund reserves the right to make redemptions of shares for cash.

[Shares of the Fund are listed for trading on NYSE Arca. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit.] There is no minimum investment. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The Fund may liquidate and terminate at any time without shareholder approval.

Redeeming a Creation Unit

Redemption Basket. The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in the Fund’s shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Fund shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu. The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests. To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Fund’s shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of the Fund shares to the Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests. An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process. If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process. If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, received on T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket. Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+3. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method. When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Determination of Net Asset Value Per Share (“NAV”)

The portfolio securities of the Fund are generally valued at the last reported sale price. In the case of the futures contracts held by the Fund, the valuation is determined using the settle price provided by either the Chicago Mercantile Exchange or the ICE, depending on the exchange the contract trades on, typically as of 4:15 p.m., Eastern Time. Securities held by the Fund that have no reported last sale for any day that the Fund’s NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. Except where otherwise specifically noted, the following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated (see the discussions under “Foreign Shareholders” and “Withholding on Shares Held Through Foreign Accounts,” below). For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities treated classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations including but not limited to: (i) tax-exempt entities, (ii) shareholders holding shares through tax--qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or foreign accounts, (iv) financial institutions, (v) insurance companies, (vi) dealers in securities and broker-dealers, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, (ix) regulated investment companies and real estate investment trusts, and (x) shareholders who are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a disregarded entity, a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the pass-through entity will generally depend upon the status of the owners and the activities of the entity. Owners of pass-through entities that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

U.S. federal tax information will be furnished to each shareholder for each calendar year as required by federal law.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code (a “RIC”). The Fund also intends to be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally are expected to apply separately to the Fund even though it is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for U.S. federal income tax purposes. This discussion assumes that the Fund will qualify under Subchapter M of the Code as a RIC and will satisfy distribution requirements for taxation as a RIC (as described below), although there can be no assurance that this assumption will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to Treasury Regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that the Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or in some cases qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and all of its net capital gains, after offsetting any capital loss carryforwards. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund may be carried forward indefinitely until they can be used to offset capital gains.

The Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders. Accordingly, the Fund generally does not expect to distribute any capital gains offset by carried forward capital losses. The Fund cannot carry back or carry forward any net operating losses.

The Fund may elect to treat any post-October capital loss (defined as the company’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that the Fund will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions proceeds. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly sanctioned the particular equalization methods that the Fund may use, and thus the Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for U.S. federal income and/or excise tax. Equalization accounting is not available for the Fund for any taxable year in which it is treated as a personal holding company for U.S. federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, it may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and from other long-term capital gains recognized by the Fund that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at a maximum U.S. federal income tax rate applicable to long-term capital gain, in addition to the 3.8% surtax on net investment income, described under “Surtax on Net Investment Income,” below. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares). If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale of the Fund’s shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If the Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale of exchange-listed shares, or a redemption of Creation Units by an Authorized Participant, may give rise to a taxable gain or loss to the selling or redeeming shareholder equal to the difference between the amount received for shares and the shareholder’s adjusted cost basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares or units will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Passive Foreign Investment Companies

The Fund may own shares in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In general, a foreign company is classified as a PFIC if 75% or more of its gross income is “passive income” (including investment-type income) or at least 50% of its assets are held for the production of passive income. When investing in PFIC securities, the Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. If the Fund makes the mark-to-market election, the Fund would report any gains (reduced by allowable losses) as ordinary income, and deductions for losses would be allowable only to the extent of previously recognized gains.

If the Fund makes the mark-to-market election, the Fund could potentially mitigate certain adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are (i) distributed in the taxable year in which they are included, or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of the foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) “global intangible low-tax income” or “net CFC tested income” pursuant to change to the Code effective for tax years after December 31, 2025, all as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that inclusions of global intangible low-tax income are generally treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions. Net CFC tested income included in gross income is treated in the same manner as subpart F income for various purposes of the Code except as provided in future rules issued by the Treasury Department.

Non-U.S. Taxes

The Fund’s investment in non-U.S. securities may subject the Fund to non-U.S. governments for taxes relating to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. The shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund would also be subject to certain limitations imposed by the Code.

If the Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund makes no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. Certain foreign currency contracts may be subject to Code Section 1256 (discussed below under “Financial Products”), with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Financial Products”, below. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and certain futures transactions may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options, and certain futures contracts may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally is required to include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investments in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily instalments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Backup Withholding

The Fund generally is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder that (i) fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that it is a U.S. person not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The cost basis of the Fund’s shares purchased by a shareholder will be based on the amount paid for the shares and will be adjusted for other applicable transactions as required by the Code and Treasury Regulations. The Fund (or its administrative agents) must report to the IRS and furnish to fund shareholders the cost basis information for every fund when redeemed, exchanged or otherwise sold and whether the shares had a short-term or long-term holding period. In addition, the Fund must report the gross proceeds from the sale of all Fund shares (regardless of whether the shares are covered shares).

For shareholders that hold Fund shares through a broker or other financial intermediary (each, a “broker”), the broker will generally be responsible for reporting to the IRS and to the shareholder the cost basis of Fund shares and whether any gain or loss on a disposition of such shares is long-term or short-term. The Fund or a broker will choose a standing (default) tax lot identification method for all shareholders. A tax lot identification method is the method for determining which Fund shares are treated as sold when a shareholder sells shares that the shareholder acquired on different dates or at different prices. Brokers may offer different cost basis calculation methods and may have different default methods; any cost basis election made with a broker will apply only to the account at that broker and may not be changed with respect to prior transactions and may differ from the methods that the Fund or its transfer agent makes available for shares held directly.

Cost basis information reported to shareholders or the IRS may not always be the same as what shareholders should report on their tax returns because, in determining a shareholder’s cost basis, the Fund or an intermediary may not take into account certain events that affect a shareholder’s tax basis.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and to the undistributed net investment income of certain estates and trusts (limited to the undistributed net investment income of such estates and trusts), to the extent that such taxpayer’s gross income, as adjusted, exceeds a threshold amount. Net investment income for this purpose includes interest and dividends (other than exempt-interest dividends), royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income also includes ordinary income and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Shareholders

For purposes of this discussion, the term “Foreign Shareholders” refers to owners of beneficial interests in shares of the Fund that are foreign persons, including: (i) individuals classified as nonresident alien individuals for U.S. tax purposes, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust, and trusts that have a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person), (iii) foreign estates (i.e., an estate the income of which is not generally subject to U.S. tax on its foreign-source income), (iv) foreign corporations (i.e., entities classified as corporations for U.S. tax purposes other than an entity organized under the laws of the United States or any state), and (v) foreign partnerships (i.e., entities classified as partnerships for U.S. tax purposes, other than entities organized under the laws of the United States or any state).

This discussion does not address tax consequence of special concern to Foreign Shareholders subject to special U.S. tax rules, including:

•	former U.S. citizens and residents and expatriated or inverted entities;

•	a nonresident alien individual present in the United States for 183 days or more in a taxable year.

•	a controlled foreign corporation, passive foreign investment company, or a foreign government;

•	a Foreign Shareholder who acquires shares in the Fund as part of a larger, integrated transaction;

•	a Foreign Shareholder whose income from the Fund is effectively connected with a U.S. trade or business of the Foreign Shareholder or, if a U.S. income tax treaty applies, is attributable to a U.S. permanent establishment of the Foreign Shareholder as determined under such treaty; or

•	pass-through entities (such as foreign entities that are disregarded or classified as partnerships for U.S. federal income tax purposes).

U.S. Withholding Requirements on Distributions to Foreign Shareholders Generally

Subject to the exceptions described below, distributions made to Foreign Shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Such withholding is sometimes referred to as “Chapter 3 Withholding.” If any distribution made by the Fund is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient Foreign Shareholder, U.S. federal income tax withholding generally applicable to Foreign Shareholders will not apply provided that the shareholder provides the Fund with proper document (generally on an IRS Form W-8ECI) certifying its eligibility for such treatment, and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders, and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation.

Short-term Capital Gain Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, short-term capital gain dividends properly reported by the Fund to shareholders as paid from its net short-term capital gains in excess of the Fund’s net long-term capital losses, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below under “Gain from the Sale or Redemption of Fund Shares and Capital Gain Dividends”), will not be subject to U.S. withholding tax unless the shareholder is a nonresident alien individual present in the United States for periods aggregating 183 days or more during the taxable year of the dividend and certain other conditions apply.

Interest-Related Dividends

If a Foreign Shareholder timely furnishes valid tax documentation on the appropriate IRS Form W-8 certifying its non-U.S. status, dividends properly reported by the Fund to shareholders as interest-related dividends and paid from its “qualified net interest income” generally will not be subject to U.S. withholding tax. “Qualified net interest income” includes, in general, the sum of the Fund’s U.S. source: (i) bank deposit interest, (ii) short-term original issue discount (payable 183 days or less from the date of its original issuance), (iii) interest on obligations in registered form that qualifies as “portfolio interest,” and (iv) any interest-related dividend passed through from another RIC, in each case in excess of deduction allocable to the interest income. However, with respect to clauses (iii) and (iv), the Fund’s interest-related dividends paid to a Foreign Shareholder are subject to U.S. taxation to the extent attributable to interest received by the Fund on indebtedness issued by (a) the Foreign Shareholder, (b) any corporation or partnership of which the Foreign Shareholder is a 10 percent owner, or (c) a person related to the Foreign Shareholder if the Foreign Shareholder is a controlled foreign corporation. In addition, dividends do not qualify as interest-related dividends if paid to Foreign Shareholders in countries for certain periods during which the Secretary of the Treasury determines that there is inadequate information exchange between such country and the United States to prevent the evasion of U.S. income tax by a U.S. person.

Shares Held Through an Intermediary

Where shares of the Fund are held through an intermediary, even if the Fund reports a distribution in a manner described above, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. In addition, the foregoing exemptions from U.S. withholding tax do not apply to withholding required under the Foreign Account Tax Compliance Act (“FATCA”), described under the discussion below under “Withholding on Shares Held Through Foreign Accounts.”

Gain from the Sale or Redemption of Fund Shares and Capital Gain Distributions

In general, a Foreign Shareholder’s capital gains realized on the sale or other disposition of Fund shares, from the redemption by an Authorized Person of Creation Units, or from capital gain distributions are not subject to U.S. federal income or withholding tax unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the Foreign Shareholder, (ii) in the case of an individual Foreign Shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund is a “qualified investment entity.” A RIC is a “qualified investment entity” if it either is a “U.S. real property holding corporation” (a “USRPHC”) or would be a USRPHC but for the application of certain exceptions to the definition of that term. A USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s interests in real property and trade or business assets. USRPIs generally include any interest in U.S. real property and any interest (other than solely as a creditor) in a domestic corporation that was a USRPHC in the preceding five years (or during the shareholder’s holding period in shares of the USRPHC, if shorter). However, the term “USRPI” does not include a “domestically controlled” qualified investment entity as defined to include a qualified investment entity if less than 50% of its shares were owned, directly or indirectly, by foreign persons at all times over specified periods.

If a Foreign Shareholder is subject to tax for the reason identified in clause (i), above, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the Foreign Shareholder and an additional branch profits tax may apply if the Foreign Shareholder is a foreign corporation. If clause (i) is inapplicable but clause (ii), above, applies, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii), above, applies, any distributions to a Foreign Shareholder attributable to gains realized by the Fund on the disposition of USRPIs or attributable to certain distributions received by the Fund from a lower-tier RIC or a real estate investment trust, would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Shareholder being required to file a U.S. income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Shareholder, including whether a sale of shares of the Fund is subject to U.S. federal income tax, would depend upon the extent of the Foreign Shareholder’s current and past ownership of the Fund.

No assurance can be provided that the Fund will not constitute a qualified investment entity or a USRPHC. Whether or not the Fund is characterized as a “qualified investment entity” or a USRPHC will depend upon the nature and mix of the Fund’s assets. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

Certification Requirements

In general, for a Foreign Shareholder to qualify for a lower rate of withholding from the Fund under an applicable U.S. income tax treaty must provide the Fund with proper document (generally on an applicable IRS Form W-8) certifying its eligibility for treaty relief. Foreign Shareholders should consult their tax advisers in this regard. Treaty relief is not available for excess inclusions received directly or indirectly from REMIC residual interests or from REIT TMPs that are allocated to Fund shareholders. See “Taxation of Fund Investments,” above.

Distributions paid or credited to a Foreign Shareholder are generally exempt from backup withholding. However, a Foreign Shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

Withholding on Shares Held Through Foreign Accounts

Under FATCA, special withholding rules apply when U.S. persons or non-U.S. persons hold investments in the Fund through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”). Under FATCA, FFIs or NFFEs that own shares of the Fund on behalf of U.S. persons may be subject to a 30% withholding tax on certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

FFIs or NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are different from, and in addition to, the U.S. certification requirements to reduce or eliminate withholding taxes described under “Foreign Shareholders” above on shares held by Foreign Shareholders.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans, and other tax-qualified plans, as well as to investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and such entities and the precise effect of an investment on their particular tax situation.

Dividends and distributions may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

A type of savings account called “Trump Accounts” was introduced into the Code in 2025 as a type of individual retirement account for children. Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that satisfy certain conditions. The Fund does not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in the Fund before the first calendar year in which the account beneficiary reaches the age of 18.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisor to determine the suitability of the Fund and the applicability of any federal, state, local, or foreign taxation.

Yield Disclosure and Performance Information

As noted in this SAI, the Fund may from time to time quote various performance figures in advertisements and investor communications to illustrate the Fund’s past performance. Performance information published by the Fund will be in compliance with rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods used by the Fund to compute or express performance is discussed below.

Average Annual Total Return

Total return for the Fund may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data for the Fund will be limited to or accompanied by standardized information on the Fund’s average annual compounded rate of return over the most recent four calendar quarters, five years, 10 years (if applicable) and over the life of the Fund (i.e., the period from the Fund’s inception of operations through the end of the most recent calendar quarter). The average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period and assumes reinvestment (on the reinvestment date) of all distributions at net asset value and redemption at the end of the stated period. It is calculated according to the following standardized formula:

P(1+T)[n] = ERV where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year periods at the end of a 1-, 5- or 10-year periods (or fractional portion).

Average Annual Total Return (after taxes on distributions):

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions:

P(1+T)[n] = ATVD where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (after taxes on distributions and redemptions)

The Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions:

P(1+T)[n] = ATVDR where:

P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return (after taxes on distributions and redemptions).
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemptions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Since performance will fluctuate, performance data for the Fund should not be used to compare an investment in the Fund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Yield

As stated in the Prospectus, the Fund may also quote its current yield and, where appropriate, effective yield and tax equivalent yield in advertisements and investor communications.

Distribution Rate

The Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of the Fund’s distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from the Fund’s yield because it may include capital gains and other items of income not reflected in the Fund’s yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund’s yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund’s shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

From time to time, advertisements and investor communications may compare the Fund’s performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in the Fund might satisfy his investment objectives. The Fund may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue’s Money Fund Report, Barron’s, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal. The Fund may compare its performance to the performance of the Nasdaq-100 Index. The Fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index. The performance of the Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%. In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to the Fund’s portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that the Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

Shareholders of the Fund who so request, may have their dividends paid out monthly in cash. Shareholders of the Fund, who so request, may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his or her Treasury Trust account at any time during the month, all daily dividends accrued with respect to his or her account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

The shareholders of a Delaware business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of the Fund’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

The Fund is not sponsored, endorsed, sold or promoted by [__] (including its affiliates). [__] has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. [__] makes no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the [__] Index® to track general stock market performance. [__]'s only relationship to Shelton Funds is in the licensing of the [__], [__] Index®, and [__]® trademarks or service marks, and certain trade names of [__] and the use of the [__] Index® which is determined, composed and calculated by [__] without regard to Licensee or the Fund. [__] has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the [__] Index®. [__] is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. [__] has no liability in connection with the administration, marketing or trading of the Fund.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Statements

The audited financial statements for the fiscal year ended August 31, 2026 for the Fund as contained in the combined Annual Report to Shareholders for the fiscal year ended August 31, 2026 (the “Report”), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Fund to obtain a free copy.

Appendix

Description Securities Ratings

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, in as much as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service) (from Moody’s Investors Service, Rating Symbols and Definitions, December 2016).

Global Long-Term Rating Scale. Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Ratings by Fitch (Fitch Ratings) (from Fitch Ratings, Definitions of Ratings and Other Forms of Opinion, March 2017).

Long-Term Ratings Scales – Issuer Credit Rating Scales.

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind seems probable.

C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced: an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Ratings of Structured, Project & Public Finance Obligations – Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

a.	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation; b.

b.	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or c.

c.	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be “written-up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Ratings by S&P (Standard & Poor’s Ratings Group) (from Standard & Poor’s Ratings Definitions, August 2016)

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation and the promise Standard & Poor’s imputes; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation

	(1)	Agreement and Declaration of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, as filed on October 31, 2006 (Accession No. 0001144204-06-044588).

	(2)	Certificate of Trust dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, as filed on October 31, 2006 (Accession No. 0001144204-06-044588).

	(3)	Amendment dated November 17, 2011 to the Certificate of Trust dated August 8, 2006 –is incorporated by reference to Post-Effective Amendment No. 58, as filed on December 31, 2019 (Accession No: 0001398344-18-018815).

	(4)	Amendment dated July 24, 2025 to the Agreement and Declaration of Trust dated August 8, 2006, is incorporated by reference to Post-Effective Amendment No. 76, as filed on December 29, 2025 (Accession No. 0001999371-25-021287).

(b)	(1)	By-Laws dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, as filed on December 29, 2006 (Accession No. 0001144204-06-054892).

	(2)	Amendment dated May 7, 2020 to Bylaws dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

(c)	Provisions defining the rights of securities holders are contained in Article III and Article V of the Registrant’s Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing) and Article II of the Registrant’s By-Laws (incorporated herein by reference to Exhibit (b)(1) of this filing).

(d)	Investment Advisory Contracts

	(1)	Amended and Restated Investment Advisory Agreement dated March 4, 2022, between Shelton Funds and CCM Partners, is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, as filed on January 11, 2023 (Accession No. 0001387131-23-000259).

	(2)	Investment Advisory Agreement dated February 14, 2013 between Shelton Funds, on behalf of the Shelton Sustainable Equity Fund (formerly known as the Shelton Green Alpha Fund) and CCM Partners is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on December 28, 2017. (Accession No. 0001398344-17-016363).

	(3)	Amendment No. 1 to the Investment Advisory Agreement dated February 14, 2013, between Shelton Funds, on behalf of the Shelton Sustainable Equity Fund (formerly known as the Shelton Green Alpha Fund), is incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, as filed on January 11, 2023 (Accession No. 0001387131-23-000259).

	(4)	Investment Advisory Agreement dated March 27, 2026, between Shelton Funds and CCM Partners, with respect to the Shelton Tactical Growth & Income ETF is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

(e)	Underwriting Contracts

	(1)	Distribution Agreement dated February 8, 2018 between Shelton Funds and RFS Partners, LP is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

	(2)	Amended and Restated Appendix A dated February 6, 2020 to Amended & Restated Underwriting Agreement dated February 8, 2018 is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

	(3)	Amendment No. 1 dated November 12, 2020 to the Distribution Agreement dated February 8, 2018 is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

	(4)	Amendment No. 2 dated March 27, 2026 to the Distribution Agreement dated February 18, 2018, between Shelton Funds, on behalf of the Shelton Tactical Growth & Income ETF, and RFS Partners, LP, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)	(1)	Custodian Agreement among Shelton Funds, SCM Trust, and State Street Bank & Trust Company dated September 1, 2025, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(2)	Amendment No. 1 dated December 8, 2025 to the Custody Agreement among Shelton Funds, SCM Trust, and State Street Bank & Trust Company dated September 1, 2025, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(3)	Form of Amendment No. 2 to the Custody Agreement among Shelton Funds, SCM Trust, and State Street Bank and Trust Company, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

(h)	Other Material Contracts

	(1)	Restated Administration Services Agreement dated January 1, 2007 between Shelton Funds (f/k/a California Investment Trust) and CCM Partners, LP is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, as filed on December 29, 2006 (Accession No. 0001144204-06-054892).

	(2)	Amendment No. 1 dated effective as of January 1, 2011, to the Restated Administration Agreement dated January 1, 2007 between Shelton Funds and CCM Partners, LP is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

	(3)	Transfer Agency Agreement between SCM Trust and State Street Bank & Trust Company dated September 1, 2025, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(4)	Form of Joinder and Amendment to Transfer Agency Agreement between Shelton Funds, SCM Trust, and State Street Bank & Trust, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(5)	Trust Accounting Agreement dated August 14, 2025 between Shelton Funds, SCM Trust, and Paralel Technologies LLC, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(6)	Amendment No. 1 dated December 8, 2025 and Joinder Agreement to Trust Accounting Agreement dated August 14, 2025, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(7)	Form of Amendment No. 2 to Trust Accounting Agreement dated August 14, 2025, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(8)	Compliance Program Staffing and Funding Memorandum dated August 16, 2021, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

	(9)	Amended & Restated Shareholder Services Plan dated March 8, 2024 is incorporated by reference to Post-Effective Amendment No. 74 to the Registration Statement, as filed on December 30, 2024 (Accession No. 0001999371-24-015924).

	(10)	Expense Limitation Letter dated August 14, 2025, is incorporated by reference to Post-Effective Amendment No. 76, as filed on December 29, 2025 (Accession No. 0001999371-25-021287).

	(11)	Expense Limitation Letter dated November 14, 2025, is incorporated by reference to Post-Effective Amendment No. 76, as filed on December 29, 2025 (Accession No. 0001999371-25-021287).

(i)	Legal Opinion and Consent of Counsel as to legality of shares.

	(1)	Opinion of Paul, Hastings, Janofsky & Walker LLP is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, as filed on December 29, 2006 (Accession No. 0001144204-06-054892).

	(2)	Opinion of Davis Graham & Stubbs LLP with respect to the Institutional Class of the Nasdaq-100 Index Fund is incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement, as filed on March 4, 2022 (Accession No. 0001387131-22-003192).

	(3)	Opinion of Davis Graham & Stubbs LLP with respect to the Institutional Class of the Shelton Sustainable Equity Fund (formerly known as the Shelton Green Alpha Fund) is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement, as filed on October 7, 2022 (Accession No. 0001387131-22-010344).

	(4)	Opinion of Davis Graham & Stubbs LLP with respect to the Shelton Tactical Growth & Income ETF, is incorporated by reference to the Trust’s registration statement on Form N-14, as filed on March 31, 2026 (Accession No. 0001999371-26-007233)

	(5)	Opinion of Davis Graham & Stubbs LLP with respect to the ETF Share Class of the Nasdaq-100 Index Fund, to be filed by subsequent amendment.

(j)	Other Opinions

	(1)	Consent of Cohen & Company, Ltd., is incorporated by reference to Post-Effective Amendment No. 76, as filed on December 29, 2025 (Accession No. 0001999371-25-021287).

(k)	Omitted Financial Statements - Not applicable.

(l)	Initial Capital Agreement - Not applicable.

(m)

	(1)	Amended and Restated Distribution and Services Plan dated February 8, 2018 is incorporated by reference to Post-Effective Amendment No. 62 to the Registration Statement, as filed on December 29, 2020 (Accession No. 0001398344-20-025205).

	(2)	Amended and Restated Distribution and Services Plan dated February 8, 2018, as revised August 23, 2023, is incorporated by reference to Post-Effective Amendment No. 72, as filed on December 29, 2023 (Accession No. 0001999371-23-001333).

	(3)	Distribution and Services Plan with respect to the Shelton Tactical Growth & Income ETF, is incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on May 15, 2026 (Accession No. 0001999371-26-010763).

(n)	(1)	Amended and Restated Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement, as filed on October 7, 2022 (Accession No. 0001387131-22-010344).

	(2)	Amended and Restated Rule 18f-3 Plan, to be filed by subsequent amendment.

(o)	Reserved.

(p)	Code of Ethics

	(1)	Joint Code of Ethics of Shelton Funds, SCM Trust, Shelton Capital Management and RFS Partners, LP, is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on December 28, 2017 (Accession No. 0001398344-17-016363).

(q)	Other.

	(1)	Powers of Attorney is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on December 28, 2017 (Accession No. 0001398344-17-016363).

	(2)	Secretary’s Certificate pursuant to Rule 483(b) – is incorporated by reference to Post-Effective Amendment No. 58, as filed on December 31, 2018 (Accession No: 0001398344-18-018815).

Item 29. Persons Controlled by or under Common Control with Registrant.

As of the date of this Post-Effective Amendment, to the knowledge of the Registrant, the Registrant did not control any other person, nor was it under common control with another person.

Item 30. Indemnification

Article VII of the Registrant’s Declaration of Trust provides that a trustee or officer of the Trust who is or was serving at the request of the Trust as a trustee or officer shall not be liable to the Trust or to any Shareholder in his capacity as a trustee or officer except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such trustee or officer. A trustee also shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, and to the fullest extent that limitations on the liability of trustees and officers are permitted by the Delaware Statutory Trust Act or other applicable law, a trustee or officer shall not be responsible or liable in any event for any act, omission, neglect or wrongdoing of any other agent of the Trust, and/or of any officer, employee, consultant, investment adviser, principal underwriter, administrator, fund accountant or accounting agent, custodian, transfer agent, dividend disbursing agent and/or shareholder servicing agent of the Trust.

Article VII also provides that the Trust shall indemnify, out of Trust property, to the fullest extent permitted under applicable law, any trustee or officer of the Trust who was or is a party or is threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a trustee or officer of the Trust, against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if the person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, the termination of any proceeding by judgment, order or settlement does not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person’s conduct was unlawful. Notwithstanding the foregoing, the Trust is not permitted to indemnify trustees or officers against such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of their duties as an officer or trustee. The Declaration of Trust also provides that a trustee or officer may receive advancement of expenses in defending any proceeding or action involving such person’s conduct as a trustee or officer of the Trust. The Declaration of Trust provides that any indemnification under Article VII shall be made by the Trust if authorized in the specific case on a determination that indemnification of the Trustee or officer is proper in the circumstances by a majority vote of independent trustees or by independent legal counsel in a written opinion.

Additionally, with respect to indemnification against liability incurred by Registrant’s underwriter, reference is made to Section 7 of the Amended and Restated Distribution Agreement dated February 8, 2018 between Registrant and RFS Partners. With respect to indemnification against liability incurred by Registrant’s investment adviser, reference is made to Section 11 of each of the Investment Advisory Agreements dated (i) January 1, 2007; and (ii) February 14, 2013 and effective as of March 8, 2013; respectively, between the Registrant and Shelton Capital Management.

Item 31. Business and Other Connections of Investment Adviser

Shelton Capital Management, a California Limited Partnership, is the Registrant’s investment adviser with respect to these Funds. Shelton Capital Management is also the investment adviser to SCM Trust, a diversified, open-end management investment company with 11 series funds. The principal business address of Shelton Capital Management is 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

Name	Position with Shelton Capital Management	Other Business Connections*	Type of Business
Stephen C. Rogers	Chief Executive Officer	Chief Executive Officer, President of RFS Partners, LP	Distributor; Registered Investment Adviser
Nick Griebenow	Portfolio Manager	None	Not Applicable
Tony Jacoby	Portfolio Manager	None	Not Applicable
Barringer H. Martin	Portfolio Manager	Registered representative of RFS Partners, LP	Distributor
Gregory T. Pusch	General Counsel, Chief Compliance Officer	General Counsel of RFS Partners, LP	Distributor
Jeffrey Rosenkranz	Portfolio Manager	None	Not Applicable
Derek Izuel	Chief Investment Officer, Portfolio Manager	None	Not Applicable
Bruce Kahn	Portfolio Manager	None	Not Applicable
Peter Higgins	Head of Fixed Income & Senior Fixed Income Lead Portfolio Manager	None	Not Applicable
*	The principal place of business of RFS Partners is 1401 Lawrence Street, Suite 1550, Denver, CO 80202.

For additional information, please see Part A of this Registration Statement.

Item 32. Principal Underwriters

RFS Partners, LP (“RFS Partners”) is the principal underwriter of the Funds, and in that capacity distributes the shares of the Funds. RFS Partners also serves as the principal underwriter of Shelton Funds. Certain limited partners of RFS Partners also serve as officers and/or trustees of the Registrant.

To the best of Registrant’s knowledge, the Directors and Officers of RFS Partners are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Officers with Fund
Stephen C. Rogers	Chief Executive Officer, President	Trustee, Principal Executive Officer
Richard F. Shelton, Inc.	General Partner	None
Dennis Patrick Clark	Limited Partner	None
Carrie Worcester Della Flora	Chief Compliance Officer	None
Barringer Harold Martin	Limited Partner	None

*	The Principal Business Address of each Director and Officer of RFS Partners is 1401 Lawrence Street, Suite 1550, Denver, Colorado, 80202.

Item 33. Locations of Accounts and Records.

Accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept at the following offices: (1) Shelton Capital Management, 1401 Lawrence Street, Suite 1550, Denver, CO 80202 and (2) Paralel Technologies LLC, 1700 Broadway, Suite 2100, Denver, Colorado 80290.

Item 34. Management Services

All management-related service contracts are discussed in Part A or Part B of this Registration Statement.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver, the State of Colorado, on the 26th day of October, 2026.

SHELTON FUNDS

(Registrant)

By	/s/ Stephen C. Rogers*
Stephen C. Rogers, Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen C. Rogers**	Principal Executive Officer and Trustee	October 26, 2026
Stephen C. Rogers

/s/ Kevin T. Kogler**	Trustee	October 26, 2026
Kevin T. Kogler

/s/ Stephen H. Sutro**	Trustee	October 26, 2026
Stephen H. Sutro

/s/ Marco L. Quazzo***	Trustee	October 26, 2026
Marco L. Quazzo

/s/ Derek Izuel	Principal Financial and Accounting Officer	October 26, 2026
Derek Izuel

*	Signed by Gregory T. Pusch pursuant to Secretary’s Certificate pursuant to Rule 483(b), filed with Post-Effective Amendment to the Registration Statement filed on December 31, 2018.

**	Signed by Gregory T. Pusch pursuant to Powers of Attorney dated May 19, 2017.

***	Signed by Gregory T. Pusch pursuant to Powers of Attorney dated May 22, 2017.

EXHIBIT INDEX

None.